Exhibit 10.6 (c)

                              AMENDMENT TO
               SUBSIDIARY DATA PROCESSING SERVICES AGREEMENT


              This Amendment to Subsidiary Data Processing Services Agreement (the AAmendment@) is made as of October 1, 1997, by and among Americo Life, Inc., a Missouri corporation (AAmerico@), Great Southern Life Insurance Company, a Texas corporation (AGreat Southern@), United Fidelity Life Insurance Company, a Texas corporation, The College Life Insurance Company of America, a Texas corporation, and National Farmers Union Life Insurance Company, a Texas corporation (collectively, the foregoing are referred to herein as the AExisting Parties@), and Americo Services, Inc., a Missouri corporation (AASI@), and The Ohio State Life Insurance Company, an Ohio corporation (AOSL@).

              WHEREAS, the Existing Parties entered into that certain Subsidiary Data Processing Services Agreement dated as of January 1, 1993, which agreement was amended as of August 29, 1997 (as amended, the AAgreement@); and

              WHEREAS, Great Southern purchased all the outstanding capital stock of OSL effective as of April 15, 1997; and

              WHEREAS,  ASI is a wholly owned subsidiary of Americo; and

              WHEREAS, the Existing Parties wish to amend the Agreement so that OSL and ASI will each become a party to the Agreement, and each of OSL and ASI desires to become a party to the Agreement;

              NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of October 1, 1997:

                      (a) the  Existing  Parties  agree  that the  Agreement  is hereby amended to apply to each of OSL and ASI, and that each of OSL and ASI shall henceforth enjoy all rights of a ASubsidiary@ under the Agreement; and

                      (b) by their  respective  execution  and  delivery of this
              Amendment, each of OSL and ASI agree to be bound by the terms of the Agreement as a ASubsidiary.@

              Except as herein amended, the Agreement shall remain in full force and effect without change.

              IN WITNESS WHEREOF, the Existing Parties and OSL and ASI have executed this Amendment as of the date first above written.


     AMERICO LIFE, INC.                     GREAT SOUTHERN LIFE INSURANCE
                                            COMPANY

     By                                     By
         Name                               Name
         Title                              Title

     UNITED FIDELITY LIFE                   THE COLLEGE LIFE INSURANCE
     INSURANCE COMPANY                      COMPANY OF AMERICA

     By                                     By
         Name                               Name
         Title                              Title

     NATIONAL FARMERS UNION                 AMERICO SERVICES, INC.
     LIFE INSURANCE COMPANY

     By                                     By
         Name                               Name
         Title                              Title

     THE OHIO STATE LIFE
     INSURANCE COMPANY

     By
         Name
         Title